COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                              PROSPECTUS SUPPLEMENT
                             Dated September 7, 1999

This page supplements Cova Financial Services Life Insurance Company's variable product prospectuses as set forth below. Please keep this supplement with your prospectus for future reference.


On August 26, 1999, it was announced that The Metropolitan Life Insurance Company would purchase General American Life Insurance Company, the parent company of Cova Financial Services Life Insurance Company ("Cova"). Metropolitan Life is one of the country's oldest and most financially sound life insurance organizations. It is anticipated that at the closing of the purchase, General American's ratings, and those of Cova, which were lowered during July and August, 1999, will be restored to their previous levels.